Exhibit 99.1

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended
	September 27, 2009	September 28, 2008 (1)
Net revenues:
Products	$1,187	$1,764
Services	1,056	1,226

Total net revenues	2,243	2,990
Cost of sales:
Cost of sales-products	695	1,143
Cost of sales-services	575	646

Total cost of sales	1,270	1,789

Gross margin	973	1,201
Operating expenses:
Research and development	354	423
Selling, general and administrative	668	920
Restructuring charges	45	63
Impairment of goodwill and acquisition-related intangible assets	6	1,445

Total operating expenses	1,073	2,851

Operating loss	(100)	(1,650)
Gain (loss) on equity investments, net	(2)	8
Interest and other expense, net	(11)	(18)

Loss before income taxes	(113)	(1,660)
Provision for income taxes	7	21

Net loss	$(120)	$(1,681)

Loss per common share-basic	$(0.16)	$(2.24)

Loss per common share-diluted	$(0.16)	$(2.24)

Shares used in the calculation of loss per common share-basic	753	749

Shares used in the calculation of loss per common share-diluted	753	749

(1)	Amounts presented for this period have been adjusted as a result of our adoption of new standards that changed the accounting for convertible debt instruments. Sun adopted the new standards in the first quarter of fiscal 2010 and they required retrospective application. Additional details regarding the new standards are provided in our Form 10-Q for the fiscal quarter ended September 27, 2009.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	September 27, 2009	June 30, 2009 (1),(2)
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,757	$1,876
Short-term marketable debt securities	624	981
Accounts receivable, net	1,743	2,258
Inventories	559	566
Deferred and prepaid tax assets	198	188
Prepaid expenses and other current assets, net	948	995

Total current assets	5,829	6,864
Property, plant and equipment, net	1,556	1,616
Long-term marketable debt securities	171	204
Goodwill	1,745	1,743
Other acquisition-related intangible assets, net	211	269
Other non-current assets, net	554	536

	$10,066	$11,232

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$825	$1,027
Accrued payroll-related liabilities	538	573
Accrued liabilities and other	850	983
Deferred revenues	2,152	2,341
Warranty reserve	125	143
Current portion of long-term debt	—	554

Total current liabilities	4,490	5,621
Long-term debt	589	581
Long-term deferred revenues	643	635
Other non-current obligations	960	976
Stockholders’ equity:
Preferred stock	—	—
Common stock and additional paid-in-capital	7,787	7,746
Treasury stock, at cost	(2,527)	(2,569)
Accumulated deficit	(2,273)	(2,105)
Accumulated other comprehensive income	397	347

Total stockholders’ equity	3,384	3,419

	$10,066	$11,232

(1)	Derived from audited financial statements.

(2)	Amounts presented for this period have been adjusted as a result of our adoption of new standards that changed the accounting for convertible debt instruments. Sun adopted the new standards in the first quarter of fiscal 2010 and they required retrospective application. Additional details regarding the new standards are provided in our Form 10-Q for the fiscal quarter ended September 27, 2009.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Three Months Ended
	September 27, 2009	September 28, 2008 (1)
Cash flows from operating activities:
Net loss	$(120)	$(1,681)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	104	114
Amortization of acquisition-related intangible assets	52	80
Accretion of discounts on convertible debt	7	7
Stock-based compensation expense	41	49
Purchased in-process research and development
Impairment of goodwill and acquisition-related intangible assets	6	1,445
Loss on investments and other, net	1	14
Changes in operating assets and liabilities:
Accounts receivable, net	516	565
Inventories	7	16
Prepaid and other assets, net	4	99
Accounts payable	(201)	(280)
Other liabilities	(379)	(280)

Net cash provided by operating activities	38	148

Cash flows from investing activities:
Decrease (increase) in restricted cash	3	(8)
Purchases of marketable debt securities	(111)	(262)
Proceeds from sales of marketable debt securities	95	95
Proceeds from maturities of marketable debt securities	414	75
Proceeds from sales of equity investments, net	—	7
Purchases of property, plant and equipment, net	(22)	(165)

Net cash provided (used) in investing activities	379	(258)

Cash flows from financing activities:
Purchase of common stock under stock repurchase plans	—	(130)
Proceeds from issuance of options and ESPP purchases, net	1	3
Principal payments on borrowings and other obligations	(554)	(5)

Net cash used in financing activities	(553)	(132)

Effect of changes in exchange rates on cash and cash equivalents	17	—

Net decrease in cash and cash equivalents	(119)	(242)
Cash and cash equivalents, beginning of period	1,876	2,272

Cash and cash equivalents, end of period	$1,757	$2,030

(1)	Amounts presented for this period have been adjusted as a result of our adoption of new standards that changed the accounting for convertible debt instruments. Sun adopted the new standards in the first quarter of fiscal 2010 and they required retrospective application. Additional details regarding the new standards are provided in our Form 10-Q for the fiscal quarter ended September 27, 2009.

SUN MICROSYSTEMS, INC.

CALCULATION OF NON-GAAP NET INCOME (LOSS)

(unaudited)

(in millions, except per share amounts)

	Three Months Ended
	September 27, 2009	September 28, 2008 (1)
Calculation of non-GAAP income (loss):
GAAP loss	$(120)	$(1,681)
Amortization of acquisition-related intangibles assets	52	80
Accretion of discounts on convertible debt	7	7
Stock-based compensation	41	49
Restructuring charges	45	63
Impairment of goodwill and acquisition-related intangible assets	6	1,445
(Gain) loss on equity investments, net	2	(8)
Tax effect of non-GAAP adjustments	(18)	(17)

Non-GAAP income (loss)	$15	$(62)

Diluted non-GAAP income (loss) per share	$0.02	$(0.08)

Shares used in the calculation of non-GAAP net income (loss) per common share – diluted	760	749

(1)	Amounts presented for this period have been adjusted as a result of our adoption of new standards that changed the accounting for convertible debt instruments. Sun adopted the new standards in the first quarter of fiscal 2010 and they required retrospective application. Additional details regarding the new standards are provided in our Form 10-Q for the fiscal quarter ended September 27, 2009.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS (1)

	FY 2010		FY 2009 (1)					FY 2008 (1)
(in millions except per share amounts)	Q1	FY10	Q1	Q2	Q3	Q4	FY09	Q1	Q2	Q3	Q4	FY08
NET REVENUES
Products	1,187	1,187	1,764	1,939	1,519	1,482	6,704	1,980	2,249	2,003	2,386	8,618
Services	1,056	1,056	1,226	1,281	1,095	1,143	4,745	1,239	1,366	1,263	1,394	5,262

TOTAL	2,243	2,243	2,990	3,220	2,614	2,625	11,449	3,219	3,615	3,266	3,780	13,880
Growth vs. prior year (%)	-25.0%	-25.0%	-7.1%	-10.9%	-20.0%	-30.6%	-17.5%	0.9%	1.4%	-0.5%	-1.4%	0.1%
Growth vs. prior quarter (%)	-14.6%		-20.9%	7.7%	-18.8%	0.4%		-16.1%	12.3%	-9.7%	15.7%

COST OF SALES
Products	695	695	1,143	1,180	877	924	4,124	1,029	1,161	1,106	1,372	4,668
Services	575	575	646	690	621	637	2,594	629	701	692	735	2,757

TOTAL	1,270	1,270	1,789	1,870	1,498	1,561	6,718	1,658	1,862	1,798	2,107	7,425
% of revenue	56.6%	56.6%	59.8%	58.1%	57.3%	59.5%	58.7%	51.5%	51.5%	55.1%	55.7%	53.5%

GROSS MARGIN
Products	492	492	621	759	642	558	2,580	951	1,088	897	1,014	3,950
% of product revenue	41.4%	41.4%	35.2%	39.1%	42.3%	37.7%	38.5%	48.0%	48.4%	44.8%	42.5%	45.8%

Services gross margin	481	481	580	591	474	506	2,151	610	665	571	659	2,505
% of service revenue	45.5%	45.5%	47.3%	46.1%	43.3%	44.3%	45.3%	49.2%	48.7%	45.2%	47.3%	47.6%

TOTAL GROSS MARGIN	973	973	1,201	1,350	1,116	1,064	4,731	1,561	1,753	1,468	1,673	6,455
% of revenue	43.4%	43.4%	40.2%	41.9%	42.7%	40.5%	41.3%	48.5%	48.5%	44.9%	44.3%	46.5%

R&D	354	354	423	411	393	421	1,648	446	463	457	468	1,834
% of revenue	15.8%	15.8%	14.1%	12.8%	15.0%	16.0%	14.4%	13.9%	12.8%	14.0%	12.4%	13.2%
PURCHASED IN PROCESS R&D	—	—	—	—	3	—	3	—	1	24	6	31
% of revenue	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.7%	0.2%	0.2%
SG&A	668	668	920	916	843	782	3,461	939	995	989	1,032	3,955
% of revenue	29.8%	29.8%	30.8%	28.4%	32.2%	29.8%	30.2%	29.2%	27.5%	30.3%	27.3%	28.5%
RESTRUCTURING CHARGES	45	45	63	222	46	64	395	113	32	14	104	263
% of revenue	2.0%	2.0%	2.1%	6.9%	1.8%	2.4%	3.5%	3.5%	0.9%	0.4%	2.8%	1.9%
IMPAIRMENT OF GOODWILL AND ACQUISITION-RELATED INTANGIBLE ASSETS	6	6	1,445	—	—	15	1,460	—	—	—	—	—
% of revenue	0.3%	0.3%	48.3%	0.0%	0.0%	0.6%	12.8%	0.0%	0.0%	0.0%	0.0%	0.0%

TOTAL OPERATING EXPENSES	1,073	1,073	2,851	1,549	1,285	1,282	6,967	1,498	1,491	1,484	1,610	6,083
% of revenue	47.8%	47.8%	95.4%	48.1%	49.2%	48.8%	60.9%	46.5%	41.2%	45.4%	42.6%	43.8%

OPERATING INCOME (LOSS)	(100)	(100)	(1,650)	(199)	(169)	(218)	(2,236)	63	262	(16)	63	372
Operating margin	-4.5%	-4.5%	-55.2%	-6.2%	-6.5%	-8.3%	-19.5%	2.0%	7.2%	-0.5%	1.7%	2.7%

Interest and other income, net	(11)	(11)	(18)	3	(9)	(6)	(30)	52	46	27	9	134
Gain (loss) on equity investments, net	(2)	(2)	8	(3)	3	—	8	22	—	—	10	32
Settlement income	—	0	—	—	—	47	47	—	—	—	45	45
PRETAX INCOME (LOSS)	(113)	(113)	(1,660)	(199)	(175)	(177)	(2,211)	137	308	11	127	583
Pretax income (loss) margin	-5.0%	-5.0%	-55.5%	-6.2%	-6.7%	-6.7%	-19.3%	4.3%	8.5%	0.3%	3.4%	4.2%

INCOME TAX PROVISION (BENEFIT)	7	7	21	19	33	(23)	50	52	52	49	46	199

NET INCOME (LOSS) (Reported)	(120)	(120)	(1,681)	(218)	(208)	(154)	(2,261)	85	256	(38)	81	384
Growth vs. prior year (%)	92.9%	-92.9%	-2077.6%	-185.2%	-447.4%	-290.1%	-688.8%	251.8%	92.5%	-156.7%	-75.4%	-18.8%
Growth vs. prior quarter (%)	22.1%		-2175.3%	87.0%	4.6%	26.0%		-74.2%	201.2%	-114.8%	313.2%
Net income (loss) margin	-5.3%	-5.3%	-56.2%	-6.8%	-8.0%	-5.9%	-19.7%	2.6%	7.1%	-1.2%	2.1%	2.8%

EPS (Diluted) (Reported)(1)	(0.16)	(0.16)	(2.24)	(0.29)	(0.28)	(0.21)	(3.03)	0.10	0.31	(0.05)	0.10	0.47
Growth vs. prior year (%)	92.9%	-92.9%	-2340.0%	-193.5%	-460.0%	-310.0%	-758.7%	266.7%	106.7%	-171.4%	-72.2%	-9.6%
Growth vs. prior quarter (%)	23.8%		-2340.0%	87.1%	3.4%	25.0%		-72.2%	210.0%	-116.1%	300.0%

SHARES (CSE)(Basic)	753	753	749	743	745	749	747	866	806	785	772	809

SHARES (CSE)(Diluted)	753	753	749	743	745	749	747	884	826	785	776	822

OUTSTANDING SHARES	754	754	738	745	746	751	751	824	792	782	751	751

(1)	Amounts presented for this period have been adjusted as a result of our adoption of new standards that changed the accounting for convertible debt instruments. Sun adopted the new standards in the first quarter of fiscal 2010 and they required retrospective application. Additional details regarding the new standards are provided in our Form 10-Q for the fiscal quarter ended September 27, 2009.

	FY 2010		FY 2009					FY 2008
(in millions)	Q1	FY10	Q1	Q2	Q3	Q4	FY09	Q1	Q2	Q3	Q4	FY08
REVENUE BY GEOGRAPHY(1)
NORTH AMERICA REGION ($M)	981	981	1,213	1,258	1,042	1,046	4,559	1,386	1,407	1,253	1,551	5,597
Growth vs. prior year (%)	-19.1%	-19.1%	-12.5%	-10.6%	-16.8%	-32.6%	-18.5%	-3.5%	-6.2%	-7.3%	-7.5%	-6.2%
Growth vs. prior quarter (%)	-6.2%		-21.8%	3.7%	-17.2%	0.4%		-17.3%	1.5%	-10.9%	23.8%
EUROPE REGION ($M)	675	675	954	1,067	849	893	3,763	1,042	1,223	1,114	1,252	4,631
Growth vs. prior year (%)	-29.2%	-29.2%	-8.4%	-12.8%	-23.8%	-28.7%	-18.7%	5.3%	3.7%	3.2%	4.2%	4.1%
Growth vs. prior quarter (%)	-24.4%		-23.8%	11.8%	-20.4%	5.2%		-13.2%	17.4%	-8.9%	12.4%
EMERGING MARKETS REGION ($M)	311	311	463	558	407	366	1,794	415	563	463	528	1,969
Growth vs. prior year (%)	-32.8%	-32.8%	11.6%	-0.9%	-12.1%	-30.7%	-8.9%	11.6%	26.8%	10.8%	6.5%	13.8%
Growth vs. prior quarter (%)	-15.0%		-12.3%	20.5%	-27.1%	-10.1%		-16.3%	35.7%	-17.8%	14.0%
APAC REGION ($M)	276	276	360	337	316	320	1,333	376	422	436	449	1,683
Growth vs. prior year (%)	-23.3%	-23.3%	-4.3%	-20.1%	-27.5%	-28.7%	-20.8%	-3.8%	-4.7%	0.5%	-2.8%	-2.7%
Growth vs. prior quarter (%)	-13.8%		-19.8%	-6.4%	-6.2%	1.3%		-18.6%	12.2%	3.3%	3.0%
% of Total Revenue
NORTH AMERICA REGION (%)	43.7%	43.7%	40.6%	39.1%	39.8%	39.8%	39.8%	43.1%	38.9%	38.4%	41.0%	40.3%
EUROPE REGION (%)	30.1%	30.1%	31.9%	33.1%	32.5%	34.0%	32.9%	32.4%	33.8%	34.1%	33.1%	33.4%
EMERGING MARKETS REGION (%)	13.9%	13.9%	15.5%	17.3%	15.6%	13.9%	15.7%	12.9%	15.6%	14.2%	14.0%	14.2%
APAC REGION (%)	12.3%	12.3%	12.0%	10.5%	12.1%	12.3%	11.6%	11.6%	11.7%	13.3%	11.9%	12.1%

PRODUCTS AND SERVICES REVENUE
SYSTEMS
SERVER PRODUCTS ($M)	862	862	1,257	1,369	1,094	1,099	4,819	1,475	1,594	1,473	1,722	6,264
Growth vs. prior year (%)	-31.4%	-31.4%	-14.8%	-14.1%	-25.7%	-36.2%	-23.1%	0.5%	-2.4%	-1.8%	-7.1%	-3.0%
Growth vs. prior quarter (%)	-21.6%		-27.0%	8.9%	-20.1%	0.5%		-20.4%	8.1%	-7.6%	16.9%
STORAGE PRODUCTS ($M)	325	325	507	570	425	383	1,885	505	655	530	664	2,354
Growth vs. prior year (%)	-35.9%	-35.9%	0.4%	-13.0%	-19.8%	-42.3%	-19.9%	2.9%	4.6%	-5.4%	3.9%	1.6%
Growth vs. prior quarter (%)	-15.1%		-23.6%	12.4%	-25.4%	-9.9%		-21.0%	29.7%	-19.1%	25.3%
SERVICES
SUPPORT SERVICES ($M)	852	852	963	946	853	886	3,648	979	1,041	961	1,042	4,023
Growth vs. prior year (%)	-11.5%	-11.5%	-1.6%	-9.1%	-11.2%	-15.0%	-9.3%	-0.8%	4.0%	1.2%	1.8%	1.5%
Growth vs. prior quarter (%)	-3.8%		-7.6%	-1.8%	-9.8%	3.9%		-4.4%	6.3%	-7.7%	8.4%
PROFESSIONAL SERVICES & EDUCATIONAL SERVICES ($M)	204	204	263	335	242	257	1,097	260	325	302	352	1,239
Growth vs. prior year (%)	-22.4%	-22.4%	1.2%	3.1%	-19.9%	-27.0%	-11.5%	7.0%	6.6%	10.6%	10.3%	8.7%
Growth vs. prior quarter (%)	-20.6%		-25.3%	27.4%	-27.8%	6.2%		-18.5%	25.0%	-7.1%	16.6%

NET BOOKINGS ($M)) (3)	2,303	2,303	2,981	3,259	2,619	2,599	11,458	3,149	3,872	3,186	3,783	13,990
Growth vs. prior year (%)	-22.7%	-22.7%	-5.3%	-15.8%	-17.8%	-31.3%	-18.1%	3.7%	7.5%	-1.6%	-3.2%	1.5%
Growth vs. prior quarter (%)	-11.4%		-21.2%	9.3%	-19.6%	-0.8%		-19.4%	23.0%	-17.7%	18.7%
BOOK TO BILL RATIO ) (3)	1.00		1.00	1.01	1.00	0.99		0.98	1.07	0.98	1.00
PRODUCT BACKLOG ($M) (2) (3)	1,226		1,149	1,187	1,192	1,159		980	1,235	1,154	1,157
SERVICES BACKLOG ($M) (3)	610		773	598	645	626		951	772	753	779
TOTAL BACKLOG ($M)	1,836		1,922	1,785	1,837	1,785		1,931	2,007	1,907	1,936
DEFERRED REVENUES
PRODUCTS DEFERRED REVENUES ($M) (3)	996		868	898	930	987		564	793	745	897
Growth vs. prior year (%)	14.7%		53.9%	13.2%	24.8%	10.0%		16.0%	47.4%	29.1%	48.8%
Growth vs. prior quarter (%)	0.9%		-3.2%	3.5%	3.6%	6.1%		-6.5%	40.6%	-6.1%	20.4%
SERVICES DEFERRED REVENUES ($M) (3)	1,799		1,899	1,693	1,808	1,989		1,977	1,896	1,861	2,022
Growth vs. prior year (%)	-5.3%		-3.9%	-10.7%	-2.8%	-1.6%		13.2%	16.3%	-1.1%	-3.9%
Growth vs. prior quarter (%)	-9.6%		-6.1%	-10.8%	6.8%	10.0%		-6.0%	-4.1%	-1.8%	8.7%
TOTAL DEFERRED REVENUES ($M)	2,795		2,767	2,591	2,738	2,976		2,541	2,689	2,606	2,919
Growth vs. prior year (%)	1.0%		8.9%	-3.6%	5.1%	2.0%		13.8%	24.0%	6.0%	7.9%
Growth vs. prior quarter (%)	-6.1%		-5.2%	-6.4%	5.7%	8.7%		-6.1%	5.8%	-3.1%	12.0%

(1)	Effective Q1FY09, we began utilizing revised geographic groupings. Revenue figures have been adjusted to reflect the change in the compilation of the countries that make up each of our geographic regions.

(2)	Our product backlog includes orders for which customer-requested delivery is scheduled within six months and orders that have been specified by the customers for which products have been shipped but revenue has been deferred.

(3)	The bookings and products and services backlog and deferred revenue number presented in Q3 FY08, Q4 FY08 and Q1 FY09 have been adjusted to reflect a correction.

BALANCE SHEETS(1)

	FY 2010		FY 2009 (2)					FY 2008 (2)
(in millions)	Q1		Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
CASH & ST INVESTMENTS	2,381		2,631	2,644	2,703	2,857		3,819	3,433	3,027	2,701
ACCOUNTS RECEIVABLE, NET	1,743		2,448	2,574	2,265	2,258		2,203	2,789	2,405	3,019
RAW MATERIALS	95		153	115	99	102		130	152	159	154
WORK IN PROCESS	52		94	67	61	52		110	96	99	90
FINISHED GOODS	412		415	410	401	412		331	383	477	436

TOTAL INVENTORIES	559		662	592	561	566		571	631	735	680
OTHER CURRENT ASSETS	1,146		1,356	1,298	1,221	1,183		1,297	1,306	1,329	1,434

TOTAL CURRENT ASSETS	5,829		7,097	7,108	6,750	6,864		7,890	8,159	7,496	7,834
PP&E, NET	1,556		1,662	1,645	1,670	1,616		1,556	1,569	1,584	1,611
GOODWILL	1,745		1,700	1,700	1,740	1,743		2,466	2,496	3,288	3,215
LT MARKETABLE DEBT SECURITIES	171		490	364	287	204		1,374	1,244	774	609
OTHER NON-CURRENT ASSETS, NET	765		961	867	815	805		1,072	1,011	1,120	1,071

TOTAL ASSETS	10,066		11,910	11,684	11,262	11,232		14,358	14,479	14,262	14,340

CURRENT PORTION OF LT DEBT	—		565	569	562	554		—	—	—	—
ACCOUNTS PAYABLE	825		1,110	1,290	1,049	1,027		1,140	1,312	1,306	1,387
ACCRUED LIABILITIES & OTHER	1,513		1,955	2,003	1,897	1,699		1,941	2,069	2,049	2,045
DEFERRED REVENUES	2,152		2,226	2,070	2,190	2,341		1,911	2,049	1,979	2,236

TOTAL CURRENT LIABILITIES	4,490		5,856	5,932	5,698	5,621		4,992	5,430	5,334	5,668
LT DEBT	589		559	566	574	581		1,108	1,118	1,126	1,123
LT DEFERRED REVENUES	643		541	521	548	635		630	640	627	683
OTHER NON-CURRENT OBLIGATIONS	960		1,055	1,014	970	976		1,271	1,259	1,229	1,136
STOCKHOLDERS’ EQUITY	3,384		3,899	3,651	3,472	3,419		6,357	6,032	5,946	5,730

TOTAL LIABILITIES & SE	10,066		11,910	11,684	11,262	11,232		14,358	14,479	14,262	14,340

CASH FLOW

	Q1	FY10	Q1	Q2	Q3	Q4	FY09	Q1	Q2	Q3	Q4	FY08
OPERATING ACTIVITIES	38	38	168	36	178	75	457	574	336	329	90	1,329
INVESTING ACTIVITIES	379	379	(258)	(414)	(227)	192	(707)	(211)	(199)	113	231	(66)
FINANCING ACTIVITIES	(553)	(553)	(132)	13	1	23	(95)	(1,231)	(675)	(293)	(412)	(2,611)
FX ON CASH	17	17	(20)	(35)	(13)	17	(51)	—	—	—	—	—

KEY METRICS

	Q1		Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
DAYS SALES OUTSTANDING (DSO)	70		74	72	78	77		62	69	66	72
DAYS OF SUPPLY ON HAND (DOS)	40		33	28	34	33		31	30	37	29
DAYS PAYABLES OUTSTANDING (DPO)	(58)		(56)	(62)	(63)	(59)		(62)	(63)	(65)	(59)
CASH CONVERSION CYCLE (CCC)	52		51	38	49	51		31	36	38	42
L-T DEBT/EQUITY (%)	17.4%		14.3%	15.5%	16.5%	33.2%		17.4%	18.5%	18.9%	19.6%
INVENTORY TURNS-PRODUCT ONLY (hist.)	6.0		7.8	7.9	7.1	6.6		8.2	7.5	7.1	7.8
ROE (12 mo. avg.)(%)	-20.1%		-25.6%	-38.6%	-48.4%	-62.6%		9.0%	11.1%	9.9%	6.4%
ROA (12 mo. avg.)(%)	-6.3%		-10.1%	-14.2%	-16.5%	-19.6%		4.1%	4.9%	4.3%	2.7%
ROIC (12 mo. avg.)(%)	-28.2%		-38.0%	-51.9%	-63.7%	-84.6%		8.1%	11.9%	10.9%	4.2%
DEPREC. & AMORT. ($M)	156		194	172	179	225		193	196	189	208
CAPITAL INVESTMENTS, NET ($M)	22		165	120	119	62		127	108	62	144
NUMBER OF EMPLOYEES	27,596		33,423	33,556	32,780	29,108		33,904	33,350	34,440	34,909
REVENUE PER EMPLOYEE (12 mo. Avg.) ($K)	348		401	389	374	355		405	410	410	406

(1)	Certain numbers presented in the first quarter of fiscal 2008 balance sheet has been reclassified from deferred revenue to accrued liabilities and other.

(2)	Amounts presented for this period have been adjusted as a result of our adoption of new standards that changed the accounting for convertible debt instruments. Sun adopted the new standards in the first quarter of fiscal 2010 and they required retrospective application. Additional details regarding the new standards are provided in our Form 10-Q for the fiscal quarter ended September 27, 2009.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

CALCULATION OF NON-GAAP NET INCOME (LOSS)

	FY 2010		FY 2009 (1)					FY 2008 (1)
(in millions except per share amounts)	Q1	FY10	Q1	Q2	Q3	Q4	FY09	Q1	Q2	Q3	Q4	FY08
GAAP net income (loss)	(120)	(120)	(1,681)	(218)	(208)	(154)	(2,261)	85	256	(38)	81	384
Non-GAAP adjustments:
Purchased in-process research and development	—	—	—	—	3	—	3	—	1	24	6	31
Amortization of acquisition-related intangibles assets	52	52	80	72	72	72	296	74	74	76	86	310
Accretion of discounts on convertible debt	7	7	7	7	7	7	28	6	7	7	7	27
Stock-based compensation	41	41	49	52	49	42	192	48	52	57	57	214
Restructuring charges	45	45	63	222	46	64	395	113	32	14	104	263
Impairment of goodwill and acquisition-related intangible assets	6	6	1,445	—	—	15	1,460	—	—	—	—	—
(Gain) loss on equity investments, net	2	2	(8)	3	(3)	—	(8)	(22)	—	—	(10)	(32)
Settlement income	—	—	—	—	—	(47)	(47)	—	—	—	(45)	(45)
Tax effect of non-GAAP adjustments	(18)	(18)	(17)	(26)	(18)	(20)	(81)	(17)	(10)	(5)	(11)	(43)
Non-GAAP net income (loss)	15	15	(62)	112	(52)	(21)	(23)	287	412	135	275	1,109
Diluted non-GAAP net income (loss) per share	0.02	0.02	-0.08	0.15	-0.07	-0.03	-0.03	0.32	0.50	0.17	0.35	1.35

Growth vs. prior year (%)	125.0%	-125.0%	-125.0%	-70.0%	-141.2%	-108.6%	-295.0%	190.9%	56.3%	-5.6%	-30.0%	21.6%
Growth vs. prior quarter (%)	166.7%		-122.9%	287.5%	-146.7%	57.1%		-36.0%	56.3%	-66.0%	105.9%

(1)	Amounts presented for this period have been adjusted as a result of our adoption of new standards that changed the accounting for convertible debt instruments. Sun adopted the new standards in the first quarter of fiscal 2010 and they required retrospective application. Additional details regarding the new standards are provided in our Form 10-Q for the fiscal quarter ended September 27, 2009.

This operations analysis contains non-GAAP financial measures. Sun utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. The non-GAAP financial measures Sun uses include non-GAAP net income and diluted non-GAAP net income per share. Non-GAAP net income is defined as net income excluding purchased in-process research and development, amortization of acquisition-related intangibles assets, accretion of discounts on convertible debt, stock-based compensation, restructuring charges, impairment of goodwill and acquisition-related intangible assets, gain or loss on equity investments, net, settlement income and the tax effect of these non-GAAP adjustments. These measures are used by some investors when assessing the performance of Sun. Sun believes the assessment of its operations excluding these items is relevant to the assessment of internal operations and comparisons to industry performance.

Reasons for Presenting Non-GAAP Measures. Sun believes these non-GAAP measures help illustrate Sun’s baseline performance before gains, losses or charges that are considered by Sun to be outside of on-going operating results. Accordingly, Sun uses these non-GAAP measures to gain a better understanding of Sun’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Sun believes these non-GAAP measures, when read in conjunction with Sun’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Sun’s on-going operating results;

•	the ability to better identify trends in Sun’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures Sun’s underlying business; and

•	an easier way to compare Sun’s most recent results of operations against investor and analyst financial models.

Items Excluded From Non-GAAP Measures. As described above, the calculation of non-GAAP net income excludes items in the following categories:

Purchased In-Process Research and Development and Amortization of Acquisition-Related Intangibles Assets. Sun excludes purchased in-process research and development and amortization of intangible assets resulting from acquisitions to allow more accurate comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. In recent years, Sun has completed the acquisitions of MySQL and StorageTek and the acquisition of other assets and technologies, which resulted in operating expenses that would not otherwise have been incurred. Sun believes that providing a non-GAAP financial measure that excludes purchased in-process research and development and the amortization of acquisition-related intangible assets provides the users of its financial statements an enhanced understanding of historic and future financial results and facilitates comparisons to peer companies. Additionally, with respect to the amortization of acquisition-related intangible assets, had Sun internally developed these intangible assets, the amortization of such intangible assets would have been expensed historically, and Sun believes the assessment of its operations excluding these costs is relevant to the assessment of internal operations and comparisons to industry performance. Amortization of acquisition-related intangible assets will recur in future periods. Although purchased in-process research and development expenses are not recurring with respect to past acquisitions, Sun will incur these expenses in connection with any future acquisitions.

Stock-Based Compensation. Stock-based compensation is a key incentive offered to Sun’s employees, and Sun believes such compensation contributed to the revenues earned during the periods presented and also believes it will contribute to the generation of future period revenues. Nevertheless, Sun believes that the exclusion of non-cash stock-based compensation allows management and investors to compare Sun’s recurring core business operating results over multiple periods. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use to account for stock-based compensation under FAS 123R, Sun’s management believes that providing a non-GAAP financial measure that excludes stock-based compensation allows investors to make meaningful comparisons between Sun’s recurring core business operating results and those of other companies, as well as providing Sun’s management with an important tool for financial and operational decision making and for evaluating Sun’s own recurring core business operating results over different periods of time. In addition, Sun prepares and maintains its budgets and forecasts for future periods excluding stock-based compensation. Stock-based compensation expenses will recur in future periods.

Accretion of Discounts on Convertible Debt, Restructuring Charges, Impairment of Goodwill and Acquisition-Related Intangible Assets, Gain or Loss on Equity Investments, Net, Settlement Income and Tax Effect of Non-GAAP Adjustments. Sun excludes these items because it believes that they are not directly related to the underlying performance of Sun’s core business operations. Other than impairment of goodwill, each of these items are expected to recur in future periods.

Limitations. Each of the non-GAAP financial measures described above, and used in this operations analysis, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in Sun’s financial results for the foreseeable future. In addition, other companies, including other companies in Sun’s industry, may calculate non-GAAP financial measures differently than Sun does, limiting their usefulness as a comparative tool. Sun compensates for these limitations by providing specific information in the reconciliation included in this operations analysis regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, Sun evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.